Investment objective

The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 08/31/14)
Net asset value per share	$22.45
Market price	$20.24
Premium/discount	-9.84%
Total net assets	$ 184.53 m
Market cap	$ 166.4 m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,221,259
Last dividend (Ex-dividend date)	$0.56052 (December 28, 2011)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	twn
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 08/31/14)

Cumulative performance						(as at 08/31/14)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	2.7	3.2	5.2	16.3	15.4	69.9	124.8
Market Price	3.5	2.4	4.8	16.8	16.2	74.7	135.7
TSE Index	1.6	4.3	9.3	17.8	18.3	52.2	86.4
TAIEX Total Return IndexA	2.5	7.4	12.5	21.4	30.3	80.7	168.9
MSCI Taiwan Index	3.6	8.7	15.6	23.9	31.1	72.8	113.5

Rolling 12 month performance				(as at 08/31/14)
%	2014/2013	2013/2012	2012/2011	2011/2010	2010/2009
The Taiwan Fund, Inc.	16.3	12.1	-11.5	24.2	18.5
Market Price	16.8	11.2	-10.6	23.8	21.4
TSE Index	17.8	8.5	-7.5	12.2	14.7
TAIEX Total Return IndexA	21.4	11.7	-3.9	16.7	18.8
MSCI Taiwan Index	23.9	10.8	-4.5	15.4	14.2

Top 10 holdings	(as at 08/31/14)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	9.3
Hon Hai Precision Industry Co., Ltd.	6.9
Delta Electronics Inc.	3.5
Fubon Financial Holding Co., Ltd.	3.5
Cathay Financial Holding Co., Ltd.	3.4
MediaTek, Inc.	3.4
Advanced Semiconductor Engineering, Inc.	2.9
President Chain Store Corp.	2.4
Nan Ya Plastics Corp.	2.1
Advantech Co., Ltd.	2.1

a	TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown		(as at 08/31/14)
Sector	Fund %	Benchmark*	Deviation
Semiconductor	21.3%	21.2%	0.1%
Financial & Insurance	13.6%	13.9%	-0.3%
Other Electronic	11.1%	7.6%	3.5%
Computer & Peripheral Equipment	11.0%	7.0%	4.0%
Other	7.2%	3.2%	4.0%
Electric & Machinery	7.0%	1.9%	5.1%
Optoelectronic	5.4%	4.7%	0.7%
Electronic Parts & Components	5.3%	4.9%	0.4%
Trading & Consumers' Goods	3.8%	1.7%	2.1%
Biotechnology & Medical Care	3.5%	0.8%	2.7%
Plastics	2.1%	6.3%	-4.2%
Communications & Internet	2.0%	6.2%	-4.2%
Foods	1.5%	1.9%	-0.4%
Chemical	1.3%	1.1%	0.2%
Oil, Gas & Electricity	0.8%	2.9%	-2.1%
Textiles	0.6%	1.8%	-1.2%
Tourism	0.6%	0.6%	0.0%
Information Service	0.6%	0.2%	0.4%
Electronic Products Distribution	0.0%	0.9%	-0.9%
Automobile	0.0%	1.8%	-1.8%
Building Material & Construction	0.0%	1.8%	-1.8%
Cement	0.0%	1.3%	-1.3%
Electrical & Cable	0.0%	0.4%	-0.4%
Glass & Ceramic	0.0%	0.3%	-0.3%
Iron & Steel	0.0%	2.3%	-2.3%
Paper & Pulp	0.0%	0.3%	-0.3%
Rubber	0.0%	1.5%	-1.5%
Shipping & Transportation	0.0%	1.5%	-1.5%
Cash	1.3%	0.0%	1.3%
Total	100.0%	100.0%	0.0%

Full portfolio holdings	(as at 08/31/14)
Holding	Market Value USD	Fund %
Semiconductor	39,267,986	21.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	17,195,430	9.3%
MediaTek, Inc.	6,199,779	3.4%
Advanced Semiconductor Engineering, Inc.	5,358,726	2.9%
Sino-American Silicon Products, Inc.	2,477,694	1.3%
ILI Technology Corp.	1,752,316	0.9%
Novatek Microelectronics Corp. Ltd.	1,550,894	0.8%
CHIPBOND Technology Corp.	1,315,789	0.7%
Sonix Technology Co., Ltd.	1,008,782	0.6%
ASPEED Technology Inc.	892,030	0.5%
Powertech Technology Inc.	851,719	0.5%
Tong Hsing Electronic Industries Ltd.	664,827	0.4%
Financial & Insurance	25,083,508	13.6%
Fubon Financial Holding Co., Ltd.	6,386,832	3.5%
Cathay Financial Holding Co., Ltd.	6,274,823	3.4%
CTBC Financial Holding Co., Ltd.	3,810,734	2.0%
China Development Financial Holding Corp.	2,403,483	1.3%
E. Sun Financial Holding Co., Ltd.	2,372,006	1.3%
China Life Insurance Co., Ltd.	2,340,653	1.3%
Mega Financial Holding Co., Ltd.	1,494,977	0.8%

Full portfolio holdings (cont'd)
Holding	Market Value USD	Fund %
Other Electronic	20,395,895	11.1%
Hon Hai Precision Industry Co., Ltd.	12,792,067	6.9%
Catcher Technology Co., Ltd.	2,939,730	1.6%
E-Lead Electronic Co., Ltd.	2,345,254	1.3%
Chroma ATE, Inc.	1,751,727	1.0%
DYNACOLOR, Inc.	567,117	0.3%
Computer & Peripheral Equipment	20,224,543	11.0%
Advantech Co., Ltd.	3,839,098	2.1%
Wistron Corp.	3,776,999	2.0%
Posiflex Technology, Inc.	2,720,329	1.5%
Axiomtek Co., Ltd.	1,778,445	1.0%
Pegatron Corp.	1,372,336	0.7%
Asustek Computer, Inc.	1,130,928	0.6%
TSC Auto ID Technology Co., Ltd.	1,113,615	0.6%
ARBOR Technology Corp.	1,031,348	0.6%
Compal Electronics, Inc.	1,019,842	0.6%
Quanta Computer, Inc.	996,745	0.5%
Micro-Star International Co., Ltd.	804,781	0.4%
Ennoconn Corp.	543,417	0.3%
Flytech Technology Co., Ltd.	96,660	0.1%
Other	13,144,688	7.2%
Merida Industry Co., Ltd.	3,496,094	1.9%
Chailease Holding Co., Ltd.	3,119,493	1.7%
Green Seal Holding Ltd.	2,207,544	1.2%
Ruentex Development Co., Ltd.	2,146,886	1.2%
Nak Sealing Technologies Corp.	1,349,526	0.7%
Topkey Corp.	471,722	0.3%
KMC Kuei Meng International Inc.	353,423	0.2%
Electric & Machinery	13,050,562	7.0%
Yeong Guan Energy Technology Group Co., Ltd.	2,405,665	1.3%
TURVO International Co., Ltd.	2,291,668	1.2%
Teco Electric and Machinery Co., Ltd.	1,895,693	1.0%
Hota Industrial Manufacturing Co., Ltd.	1,888,961	1.0%
Cub Elecparts Inc.	1,838,090	1.0%
Yungtay Engineering Co., Ltd.	1,643,609	0.9%
Sumeeko Industries Co., Ltd.	1,030,607	0.6%
Hiwin Technologies Corp.	56,269	0.0%
Optoelectronic	9,959,561	5.4%
Largan Precision Co., Ltd.	3,808,902	2.1%
Au Optronics Corp.	1,981,789	1.1%
Radiant Opto-Electronics Corp.	1,709,038	0.9%
Gigasolar Materials Corp.	1,568,244	0.8%
Epistar Corp.	891,588	0.5%
Electronic Parts & Components	9,852,478	5.3%
Delta Electronics Inc.	6,477,643	3.5%
TXC Corp.	1,858,868	1.0%
King Slide Works Co., Ltd.	1,515,967	0.8%
Trading & Consumers' Goods	6,922,162	3.8%
President Chain Store Corp.	4,349,576	2.4%
Poya Co., Ltd.	2,033,719	1.1%
Taiwan FamilyMart Co., Ltd.	538,867	0.3%
Biotechnology & Medical Care	6,506,034	3.5%
St. Shine Optical Co., Ltd.	2,212,275	1.2%
Ginko International Co., Ltd.	1,490,959	0.8%
Intai Technology Corp.	1,201,184	0.7%
Grape King Bio Ltd.	828,942	0.4%
Johnson Health Tech Co., Ltd.	772,674	0.4%

Full portfolio holdings (cont'd)
Holding	Market Value USD	Fund %
Plastics	3,917,649	2.1%
Nan Ya Plastics Corp.	3,917,649	2.1%
Communications & Internet	3,703,099	2.0%
Wistron NeWeb Corp.	2,326,287	1.3%
Sercomm Corp.	1,376,812	0.7%
Foods	2,716,223	1.5%
Namchow Chemical Industrial Co., Ltd.	1,718,171	0.9%
Uni-President Enterprises Corp.	998,052	0.6%
Chemical	2,465,533	1.3%
China Steel Chemical Corp.	2,465,533	1.3%
Oil, Gas & Electricity	1,530,687	0.8%
Formosa Petrochemical Corp.	1,530,687	0.8%
Textiles	1,139,911	0.6%
Makalot Industrial Co., Ltd.	1,139,911	0.6%
Tourism	1,120,356	0.6%
TTFB Co., Ltd.	1,120,356	0.6%
Information Service	1,053,980	0.6%
Addcn Technology Co., Ltd.	1,053,980	0.6%
Electronic Products Distribution	71	0.0%
WT Microelectronics Co., Ltd.	71	0.0%

Review

The TAIEX (total return) Index gained 2.5% in August, led by strength in the technology, transportation and cement sectors. On the back of profit taking pressure, t he TAIEX dropped below 9100 in the initial part of August, but the index managed to close in positive territory with net buying from both forei gn and local institutional investors. Technology regained momentum in August helped by anticipation of the iPhone 6 launch. With the Apple share price hitting record-highs, the Apple supply chain in Taiwan also performed well. During the month we c ontinued to build our overweight positio n in the downstream information technology sector; key additions were Advantech,Wistron, Compal and Asustek. The Fund outperformed the benchmark in August, both asset allocation and stock selection were positive. The key contributor was our overweight and stock selection in the computer & peripheral equipment sector.

Outlook
The market's focus should be dominated by the launch of Apple's new products (iPhone, iPad and iWatch) and whether the specifications and pricing of the iPhone 6 could help to drive strong sell through. The market expectation for the new phone is high. With Taiwan financials delivering better than expected year-to-date earnings and an upward revision in the Taiwan GDP growth forecast, the financial sector is poised for further pick up in performance. We have increased our positions in the financial sector.

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

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It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

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Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

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Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

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The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.